VANGUARD(R)
OHIO TAX-EXEMPT
FUNDS

ANNUAL REPORT
NOVEMBER 30, 1999

[SHIP GRAPHIC]
[MEMBERS OF THE VANGUARD GROUP]

VANGUARD OHIO TAX-EXEMPT MONEY MARKET FUND

VANGUARD OHIO INSURED LONG-TERM TAX-EXEMPT FUND

Dear Shareholders:

Two roads diverged in a wood, and I--I took the one less traveled by, and that has made all the difference.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."

         Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.

         While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant three years ago. What more could a man ask?

         While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

But I have promises to keep, and miles to go before I sleep, and miles to go before I sleep.

         You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.

/S/
JCB
--------------------------------------------------------------------------------
CONTENTS

REPORT FROM THE CHAIRMAN   1
THE MARKETS IN PERSPECTIVE 6
REPORT FROM THE ADVISER    8
PERFORMANCE SUMMARIES      10
FUND PROFILES              12
FINANCIAL STATEMENTS       15
REPORT OF INDEPENDENT ACCOUNTANTS   27
--------------------------------------------------------------------------------

REPORT FROM THE CHAIRMAN

JOHN J. BRENNAN
[PHOTO OF JOHN J. BRENNAN]

Concerns about higher inflation took hold of the bond market during the early months of Vanguard Ohio Tax-Exempt Funds' 1999 fiscal year and never loosened their grip. The resulting decline in prices made the 12 months ended November 30 a difficult period for fixed-income investors. Our Insured Long-Term Tax-Exempt Fund registered a total return of -2.1%, which was slightly better than that of its average peer, but behind that of its unmanaged benchmark index. Our Tax-Exempt Money Market fund earned a total return of 3.0%, just ahead of the 2.8% return of the average Ohio tax-exempt money market fund.
--------------------------------------------------------------------------------
                                                         TOTAL RETURNS
                                                       FISCAL YEAR ENDED
                                                       NOVEMBER 30, 1999
--------------------------------------------------------------------------------
VANGUARD OHIO TAX-EXEMPT
         MONEY MARKET FUND                                      3.0%
         (SEC 7-Day Annualized Yield: 3.54%)

Average Ohio Tax-Exempt
         Money Market Fund*                                     2.8
--------------------------------------------------------------------------------
VANGUARD OHIO INSURED LONG-TERM
         TAX-EXEMPT FUND                                       -2.1%

Average Ohio  Municipal  Debt Fund*                            -3.0
--------------------------------------------------------------------------------
 *Derived  from data provided by Lipper Inc.

         The table at right presents each fund's 12-month return along with those of our average mutual fund competitors. The total return (capital change plus reinvested dividends) of our Insured Long-Term Tax-Exempt Fund is based on a decrease in net asset value from $12.02 per share on November 30, 1998, to $11.17 per share on November 30, 1999, and is adjusted for dividends totaling $0.582 per share paid from net investment income and a distribution of $0.023 per share paid from net realized capital gains. The Money Market Fund's net asset value remained at $1 per share, as was expected but not guaranteed. At the end of the fiscal year, the Insured Long-Term Fund's yield was 5.12%, up from 4.28% a year earlier; the Money Market Fund's yield was 3.54%, up from 3.05%.

         For Ohio residents, income earned by our funds is exempt from federal and Ohio State income taxes, but may be subject to local taxes and to the alternative minimum tax.

FINANCIAL MARKETS IN REVIEW

The 12 months ended November 30 featured plenty of positive economic news, as well as a good deal of apprehension over how long the good times can last without touching off higher inflation. The U.S. economy expanded at an inflation-adjusted rate of 4.3% from the third quarter of 1998 to the third quarter of 1999, the nation's unemployment rate hovered near record-low levels, and inflation barely stirred.

         However, the nagging concern that inflation would soon accelerate resulted in a steady rise in interest rates during the fiscal year. The rate increase merely restrained the stock market, which managed an impressive advance, but dealt a heavy blow to bond prices, which suffered their worst year since 1994. The Federal Reserve Board went along with the uptrend in interest rates, hiking its target for short-term interest rates by 25 basis points on three separate occasions in an attempt to head off inflation it believes could result from strong growth and tight labor markets.

         Technology companies propelled the U.S. stock market higher, and the Standard & Poor's 500 Index, which is dominated by large-capitalization stocks, returned 20.9%--the index's fifth straight year of returns higher than 20%. The broad market, as represented by the Wilshire 5000 Total Market Index, advanced an even higher 22.4%, but a large portion of the gain was concentrated in a relatively small number of stocks. Many value-oriented stocks were left far behind.

         The yield of the 30-year U.S. Treasury bond ended the fiscal year at 6.29%, up 123 basis points (1.23 percentage points) from its starting point of 5.06% on November 30, 1998. The yield of 3-month U.S. Treasury bills climbed to 5.30% on balance, from 4.48%. Yields of high-quality, long-term municipal bonds climbed nearly a full percentage point, from 4.89% when the period began to 5.87% on November 30, 1999. Yields of top-grade (MIG-1) 3-month notes, which react more quickly to changes in short-term interest rates, rose from 2.95% to 3.80%.

         The Lehman Brothers 10 Year Municipal Bond Index, a good measure of the long-term municipal market, recorded a return of -0.4% during our fiscal year. Long-term bonds suffer more when interest rates are rising, just as they benefit more from a decline in interest rates.

         Municipal bonds performed well early in the 1999 fiscal year as new issuance dropped off from 1998's near-record levels and yields remained high relative to Treasuries. But their relative performance faltered later in the period because many investors were attracted to corporate bonds.

         At the end of the fiscal year, the spread between yields of long-term Treasuries and long-term munis stood at just 42 basis points (0.42 percentage point). This is an extremely narrow gap, given that the income from Treasuries is subject to federal income taxes (but not state taxes), while income from a state-specific municipal bond fund is fully exempt from federal and state taxes. On November 30, the yield of a top-quality, long-term municipal bond was equal to about 93% of the yield of the 30-year U.S. Treasury bond. Historically, the ratio has been about 84%.

FISCAL 1999 PERFORMANCE OVERVIEW

The -2.1% return of Vanguard Ohio Insured Long-Term Tax-Exempt Fund was slightly better than the -3.0% return of the average Ohio municipal bond fund, which has lower average credit quality than our fund but a similar average maturity. Our return, however, was 1 percentage point behind that of the unmanaged Lehman Municipal Bond Index. Though our fund earned an income return of 4.8%, a price decline of -6.9% engendered by the rise in interest rates pulled our total return into negative territory for the year. (The Performance Summary on page 11 presents a breakdown of the fund's returns into their income and capital components dating to the fund's inception.) Our performance advantage over our average peer was primarily the result of our lower costs. The Lehman index, which includes municipal bonds from across the country, is a notoriously tough competitor because it does not incur the "real world" operating expenses and transaction costs that all mutual funds must bear. The index also has a slightly lower average duration than your fund, making it slightly less sensitive to interest rate changes--an advantage during fiscal 1999.

         The Tax-Exempt Money Market Fund provided a total return of 3.0%, outpacing the 2.8% return of its average peer.

Though the rise in interest rates during the past 12 months was to blame for the poor bond returns, a slide in rates just one year ago provided a boost to bond prices and returns. The simple lesson is that interest rates rise and fall, sometimes gradually and sometimes sharply. All bond investors should know that over long periods, the ups and downs in rates tend to offset each other, leaving a bond fund's interest income as the chief source of return. And considering that interest paid on munis today is considerably higher than a year ago, it would seem that tax-exempt securities have become more attractive. At a yield of about 5.1% compounded annually, money doubles in a little more than 14 years, or more than two years sooner than at 4.3%.

THE MUNICIPAL BOND TAX ADVANTAGE

For Ohio residents, the income earned by our funds is exempt from federal, state, and, in most cases, local taxes. At current yields, investors in long-term municipal bonds who are taxed at the highest marginal tax rate (39.6%) can earn an astounding 55% more after-tax income than they could in comparable long-term U.S. Treasury bonds. Short-term municipal securities also offer an advantage over taxable investments with similar maturities. On November 30, the yield of MIG-1 notes was almost 20% higher than the after-tax yield of 90-day U.S. Treasury bills. For Ohio taxpayers subject to the highest tax rates, a yield of 5.9% on a tax-exempt long-term bond is the equivalent of a 9.8% taxable yield. For a tax-exempt short-term yield of 3.8%, the taxable equivalent is 6.3%.

         These remarkable advantages are illustrated in the table below, which compares the annual net income earned on U.S. Treasury and tax-exempt securities as of November 30, 1999, assuming a $100,000 investment.

         There is an important distinction between state-specific municipal bond funds and U.S. Treasury bonds. Treasury securities are backed by the full faith and credit of the U.S. government and therefore have unmatched credit quality. Also, municipal bond funds that confine their investments to a single state lack the diversification that comes from spreading investments among various states, which may be subject to different economic conditions and different risks. Private insurance on the bonds in our Long-Term Tax-Exempt Fund, however, helps to reduce these additional credit risks. Though the insurance does not provide protection against fluctuations in the fund's value, it guarantees full payment of interest and principal for our bond holdings.
--------------------------------------------------------------------------------
                                                  ILLUSTRATION OF INCOME FROM
                                              A HYPOTHETICAL $100,000 INVESTMENT
                                              ----------------------------------
                                               SHORT-TERM              LONG-TERM
--------------------------------------------------------------------------------
Taxable gross income                            $5,300                  $6,300
Less taxes (39.6%)                              (2,100)                 (2,500)
Net after-tax income                             3,200                   3,800
--------------------------------------------------------------------------------
Tax-exempt income                               $3,800                   $5,90
--------------------------------------------------------------------------------
Tax-exempt income advantage                      $ 600                  $2,100
--------------------------------------------------------------------------------
Percentage advantage                               19%                      55
--------------------------------------------------------------------------------
This illustration assumes current yields (as of November 30, 1999) of 6.3% for long-term U.S. Treasury bonds, 5.3% for U.S. Treasury bills, 5.9% for long-term municipals, and 3.8% for short-term municipals. The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 39.6%. Income from U.S. Treasuries is not subject to state taxes; local taxes are not considered. The illustration is not intended to represent future results.

         This insurance, however, is not generally available for short-term securities. As a result, our investment adviser, Vanguard's Fixed Income Group, is responsible for preserving the principal value of the Tax-Exempt Money Market Fund. Money market mutual funds are not guaranteed by the Federal Deposit Insurance Corporation, which insures bank accounts and certificates of deposit.

LONG-TERM PERFORMANCE OVERVIEW

An annual review of any mutual fund should be accompanied by an examination of the fund's longer-term record. The table below compares the performance of our funds since their June 18, 1990, inception with those of their average peer mutual funds. It also presents the current value of hypothetical $10,000 investments made at our funds' inception. As you can see, the Vanguard Ohio Tax-Exempt Funds have established fine records versus their competitors during their life span of nearly ten years. Our advantage over this period has amounted, in the case of the Insured Long-Term Fund, to $1,290, or about 13% of the original investment.
--------------------------------------------------------------------------------
                                 TOTAL RETURNS
                       JUNE 18, 1990, TO NOVEMBER 30, 1999
                    ------------------------------------------------------------
                                                  FINAL VALUE OF
                          AVERAGE                   A $10,000
                        ANNUAL RETURN           INITIAL INVESTMENT*
                    -------------------   --------------------------------------
                               AVERAGE                AVERAGE
OHIO TAX-EXEMPT     VANGUARD  COMPETING   VANGUARD   COMPETING     VANGUARD
FUND                  FUND     FUND        FUND         FUND       ADVANTAGE
--------------------------------------------------------------------------------
Money Market          3.4%     3.2%       $13,743      $13,443      $ 300
Insured Long-Term     7.1      6.3         19,114       17,824      1,290
--------------------------------------------------------------------------------
*Assuming reinvestment of all income dividends and capital gains distributions.

         Our performance edge versus competitors over nearly a decade can be explained by the same factor that explained our outperformance during the 1999 fiscal year: cost. Our funds have expense ratios (annual expenses as a percentage of average net assets) of 0.19% for the Insured Long-Term Tax-Exempt Fund and 0.18% for the Money Market Tax-Exempt Fund--far below the 1.11% charged by the average long-term Ohio tax-exempt fund and the 0.58% charged by the average Ohio tax-exempt money market fund. Because fund operating costs are deducted directly from the income earned by a bond fund, our funds have a significant edge in their quest to provide returns that are superior to those of similar funds. The combination of our cost advantage and skillful management by Vanguard's Fixed Income Group has benefited our shareholders over the past decade, and we expect it to continue to do so in the future.

IN SUMMARY

During a period when the stock market seems invulnerable, it's easy to overlook the merits of bonds. However, bond funds must not be judged by how well their returns stack up against those of stock funds in a particular period, but by what they can add to a balanced investment program, namely, current income and relative stability. Vanguard Ohio Tax-Exempt Funds can provide a high level of after-tax income, particularly for those in high income tax brackets, and especially compared with the income available from the stock market, whose average dividend yield is less than 1.5%. And because the performance of bonds often differs from that of equities, a commitment to bonds is a useful diversifier that can help smooth the sometimes-volatile returns of stocks.

         We advise investors to hold balanced portfolios of stock funds, bond funds, and short-term reserves in proportions suitable to their own investment goals, time horizon, and tolerance for risk. Once you have such a plan in place, we advise you to stick with it through good times and bad.

/s/
John J. Brennan
Chairman and Chief Executive Officer

December 18, 1999

================================================================================
A NOTE OF THANKS TO OUR FOUNDER
================================================================================
As you may have read on the inside cover of our report, our founder, John C. Bogle, is retiring December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

THE MARKETS IN PERSPECTIVE
YEAR ENDED NOVEMBER 30, 1999

Strong economic expansion sent global stock markets charging higher but dealt a blow to bond prices during the fiscal year ended November 30, 1999. The powerhouse U.S. economy led the global growth parade, joined by Asian, European, and Latin American economies that had slumped or stagnated in 1998.

         Interest rates rose sharply as investors and monetary policymakers grew increasingly worried that such strong economic growth would cause inflation to surge. Although the rise in rates caused bond prices to fall, it only tempered the stock market's advance.

U.S. STOCK MARKETS

Against the backdrop of a booming economy, U.S. companies reported solid increases in earnings during the fiscal year. The nation's economic output increased at an inflation-adjusted rate of 4.3%--a very rapid pace for such a large, mature economy. Consumer spending, which accounts for roughly two-thirds of economic activity, powered the expansion. Americans spent freely, encouraged by rising wealth from a long bull market, a hot job market, and climbing incomes.
--------------------------------------------------------------------------------
                                             AVERAGE ANNUAL RETURNS
                                         PERIODS ENDED NOVEMBER 30, 1999
                                        ---------------------------------
                                         1 YEAR      3 YEARS     5 YEARS
--------------------------------------------------------------------------------
STOCKS
   S&P 500 Index                         20.9%       24.3%       27.5%
   Russell 2000 Index                    15.7        10.1        14.8
   Wilshire 5000 Index                   22.4        22.6        25.6
   MSCI EAFE Index                       21.4        12.3        11.4
--------------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index            0.0%        5.6%        8.0%
   Lehman 10 Year Municipal Bond Index   -0.4         4.8         7.6
   Salomon Smith Barney 3-Month
    U.S. Treasury Bill Index              4.7         5.0         5.2
--------------------------------------------------------------------------------
OTHER
   Consumer Price Index                   2.6%        2.0%        2.4%
--------------------------------------------------------------------------------

         The stock market, as measured by the Wilshire 5000 Index, gained 22.4% overall. For a change, mid-capitalization and small-cap stocks outpaced their large-cap brethren. The large-cap S&P 500 Index, which accounts for more than 75% of the U.S. stock market's total value, gained 20.9% during the year; the rest of the market (as measured by the Wilshire 4500 Index) gained 29.0%.

         Increasingly optimistic expectations for future corporate earnings more than offset the negative effects of rising interest rates during fiscal 1999. Higher rates often hurt stock prices because many investors use current rates to discount the value of a stock's projected earnings and dividends. The higher the interest rate, the more future earnings are discounted, and the less investors will pay for the stock now.

         Because of a remarkable surge in prices for technology stocks, growth stocks again outperformed value stocks during the past year. Within the S&P 500 Index, growth stocks--characterized by high prices in relation to earnings, book value, and dividends--recorded a 28.5% return, 16 percentage points above the 12.5% return for value stocks. The disparity was even greater in the small-cap segment of the market; growth stocks within the small-cap Russell 2000 Index gained 32.7%, while value stocks posted a -1.4% return.

         Technology stocks within the S&P 500 Index gained 66%. QUALCOMM posted an eye-popping 1,200% return, and a number of computer-related stocks doubled or tripled in price, including Sun Microsystems (+257%), Apple Computer (+206%), Oracle (+197%), Gateway (+172%), Texas Instruments (+152%), and Cisco Systems (+136%).

         Big gains for wireless telecommunications and cable-TV stocks powered the utilities category to an overall gain of nearly 28%. The producer-durables group, which includes some technology-related manufacturers as well as aircraft and equipment makers, gained 27%. Oil exploration and service firms in the "other energy" category posted a 26% return, assisted by a jump in prices for oil and natural gas.

         The year's worst-performing sector was consumer staples (down nearly -12%). This group suffered as severe price competition and a stronger dollar in Europe crimped profits for many food and beverage makers, and the specter of litigation costs caused tobacco stocks to slump. The auto & transportation group declined -2% overall, with airline stocks hurt by rising prices for jet fuel.

U.S. BOND MARKETS

Stock investors may cheer a fast-growing economy, but rapid growth tends to worry bond investors. Early in the fiscal year, inflation seemed dormant--plunging oil prices had taken commodity price indexes to the lowest point in a quarter-century. But as the world economy began hitting on all cylinders, the bond market feared that a minuscule U.S. unemployment rate, rising commodity prices, and capacity constraints would cause inflation to accelerate. Although oil prices were up nearly 150% during the fiscal year, the overall price level, as measured by the Consumer Price Index, increased by a moderate 2.6%.

         The Federal Reserve Board, anticipating price pressures, abandoned its bias toward easier monetary policy, and by mid-year was boosting interest rates to try to throttle back the economic engines. The bond market was ahead of the Fed--interest rates began rising sharply in February. By fiscal year-end, the yield of 30-year U.S. Treasury bonds had risen 1.23 percentage points (123 basis points) to 6.29%. The 10-year Treasury note's yield rose 148 basis points, from 4.71% to 6.19%. The rise in short-term rates was more restrained; 3-month Treasury bill yields were up 82 basis points to 5.30% at fiscal year-end.

         Bond prices fall when interest rates rise, and long-term bond prices are most sensitive to changing rates. Long-term Treasury bond prices fell by more than -13%, resulting in total returns of -8%. The Lehman Aggregate Bond Index, a measure of the overall taxable bond market, which has an intermediate-term structure on average, broke even on the year, as interest income of 6.2% was offset by price declines. The damage to municipal bond prices was not as severe as for Treasuries, and the intermediate-term Lehman 7 Year Municipal Bond Index recorded a price decline of -3.7% and a total return of 0.5%.

INTERNATIONAL STOCK MARKETS

International markets had a strong year, with European stocks gaining 21.9% in local-currency terms and Pacific-region stocks advancing 30.2%. However, currency effects significantly altered the returns to U.S.-based investors. The U.S. dollar rose in value against most European currencies but fell sharply against the Japanese yen. As a result, returns from Europe plunged to 9.8% in dollar terms while returns from the Pacific soared to 51.0%.

         Overall, U.S. investors earned 21.4% in the major developed international markets, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The bull markets in most nations stemmed from renewed optimism that economic growth would continue to accelerate. Japan and the rest of Asia, which were hit hardest by currency and economic crises in 1997 and 1998, saw the biggest stock gains.

         Emerging markets, as measured by the Select Emerging Markets Free Index, gained 37.1% in U.S.-dollar terms, as investors regained an appetite for the considerable risks of smaller markets.

REPORT FROM THE ADVISER

Interest rates rose during the 12 months ended November 30, 1999, the fiscal year for the Vanguard Ohio Tax-Exempt Funds. The rise was principally due to investors' fears about the impact of the strong economy and the low unemployment rate on inflation. In the past, these factors have caused inflation to increase, and many investors expect that history will repeat itself at some point. So far, employment costs and consumer price indexes have not risen substantially, but each number is being closely watched for any upsurge. A desire to head off inflation and concerns about the booming stock market led the Federal Reserve Board to increase interest rates three times during the fiscal year, raising the federal funds rate by a total of 0.75 percentage point.

         As you might expect, yields of insured long-term municipal bonds rose along with yields on U.S. Treasury bonds during fiscal 1999. During the first half of the year, long-term insured municipals performed better than Treasury securities; municipal yields increased by less than half as much as those for long-term Treasuries. But the relative performance flip-flopped during the second half, when yields on long-term municipals increased almost 11/2 times as much as those on long Treasuries. Over the full fiscal year, the yield on the benchmark 30-year U.S. Treasury bond rose by 1.23 percentage points (from 5.06% to 6.29%), while the yield of a similar AAA-rated municipal bond rose by about 1 percentage point (from 4.89% to 5.87%).

         Two factors account for the first-half outperformance of insured municipal bonds and for their later underperformance. First, as the fiscal year began in December 1998, insured municipal bonds were especially attractive to investors, because the AAA-rated insured municipal's tax-exempt yield of 4.9% was equal to 97% of the yield of a 30-year Treasury. For an investor in the top marginal tax bracket of 39.6%, that 4.9% yield was equivalent to an 8.1% yield on a taxable bond. By May 31, the middle of our fiscal year, the long-term insured municipal's yield was about 89% as high as the 30-year Treasury's yield, making insured municipal bonds somewhat less alluring. The second factor was that in the second half of the fiscal year, corporate bond yields had become quite attractive, providing stiff competition for the bond investor's dollar. During this period the corporate bond market encountered the same type of supply imbalance that the municipal market had seen in fiscal 1998, as corporations rushed bond issues to market to complete their financing before the end of the century. The result was attractively high yields on corporate debt, which enticed some large institutional buyers away from the municipal market. At year-end, yields on long-term insured municipal bonds had risen in relation to those on Treasuries, and 30-year munis offered yields equal to 94% of yields on 30-year Treasuries.

         The municipal market was aided by the fact that the supply of new issues was lower during 1999 than in 1998. Through November, issuance of municipal securities in 1999 amounted to $207 billion, down more than 20% from the same period in 1998. The main reason for the decline was a 53% decrease in the issuance of refunding bonds, whose proceeds are used to pay off

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and Ohio income taxes by investing in insured and high-quality uninsured securities issued by Ohio state, county, and municipal governments.
--------------------------------------------------------------------------------
older, higher-coupon bonds. Because of the rise in interest rates, refunding issues generally did not make fiscal sense during 1999. As the economy continued to expand, the supply of bonds issued for new projects was unchanged from 1998.

THE INSURED LONG-TERM TAX-EXEMPT FUND

Long-term bonds typically are hurt most by rising interest rates. As a result, the Ohio Insured Long-Term Tax-Exempt Fund suffered a price decline of -6.9% and posted a total return of -2.1%. Although negative returns are never good news, this result actually was strong in comparison with competitors, whose average return was -3.0%. Our edge over the average peer fund was due to the combination of Vanguard's disciplined approach to risk and our low operating expenses.

         Across all bond maturities, we seek to find the best values for each level of interest rate risk. This strategy helped in a year of rising interest rates. Our focus on keeping expenses low is helpful at all times and is critical in delivering above-average tax-exempt income, since expenses are deducted directly from a bond fund's interest income. Our emphasis on keeping the funds invested in high-quality securities benefits our shareholders by reducing credit risk. The overall effect is a happy paradox: The coexistence of low costs and high quality results in an attractive combination of superior yields and low credit risk.

THE TAX-EXEMPT MONEY MARKET FUND

Our Tax-Exempt Money Market Fund returned 3.0% during fiscal 1999, beating the 2.8% return of the average Ohio tax-exempt money market fund. The rise in interest rates during the period was slightly less pronounced for tax-exempt money market instruments than for long-term bonds. After rising 19 basis points during the first half of the fiscal year, yields on 1-year municipals rose 69 basis points during the second half, which is traditionally a time of heavy borrowing by municipalities. The benchmark 1-year MIG-1 note closed the fiscal year with a yield of 3.87%, up 88 basis points from the 2.99% yield a year earlier. Yields on the 1-year U.S. Treasury bill, meanwhile, rose by 118 basis points for the year to 5.68%, after a second-half jump of 71 basis points. On balance, short-term tax-exempt securities became slightly more attractive relative to Treasury securities: The ratio of the yield on 1-year MIG-1 notes to that on 1-year Treasury bills rose from 66.4% to 68.1% during the year.

         As we begin fiscal year 2000, the Tax-Exempt Money Market Fund is positioned to take advantage of its dual strengths of conservative, quality-oriented management and low operating expenses. We believe these strengths will continue to generate superior risk-adjusted returns for our shareholders.

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
John M. Carbone, Principal
Vanguard Fixed Income Group

December 13, 1999

PERFORMANCE SUMMARY
OHIO TAX-EXEMPT MONEY MARKET FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note that annual returns can fluctuate widely. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

TOTAL INVESTMENT RETURNS: JUNE 18, 1990-NOVEMBER 30, 1999
---------------------------------------------------------
              OHIO TAX-EXEMPT
             MONEY MARKET FUND
                                    AVERAGE
                                    FUND
FISCAL   CAPITAL  INCOME   TOTAL    TOTAL
YEAR     RETURN   RETURN   RETURN   RETURN
---------------------------------------------
1990     0.0%     2.6%     2.6%      2.5%
1991     0.0      4.7      4.7       4.5
1992     0.0      3.0      3.0       2.9
1993     0.0      2.4      2.4       2.2
1994     0.0      2.6      2.6       2.4
1995     0.0      3.8      3.8       3.5
1996     0.0      3.4      3.4       3.1
1997     0.0      3.5      3.5       3.2
1998     0.0      3.4      3.4       3.1
1999     0.0      3.0      3.0       2.8
---------------------------------------------
SEC 7-Day Annualized Yield (11/30/1999): 3.54%
---------------------------------------------
*Average Ohio Tax-Exempt Money Market Fund.
See Financial Highlights table on page 23 for dividend information for the past five years.

CUMULATIVE PERFORMANCE: JUNE 18, 1990-NOVEMBER 30, 1999
-------------------------------------------------------
         199008           10115          10107
         199011           10259          10246
         199102           10394          10375
         199105           10515          10489
         199108           10626          10604
         199111           10736          10709
         199202           10831          10798
         199205           10920          10885
         199208           10990          10952
         199211           11061          11017
         199302           11129          11078
         199305           11194          11139
         199308           11257          11198
         199311           11324          11254
         199402           11386          11308
         199405           11454          11371
         199408           11526          11443
         199411           11616          11520
         199502           11721          11613
         199505           11839          11722
         199508           11946          11826
         199511           12056          11921
         199602           12162          12015
         199605           12265          12109
         199608           12365          12207
         199611           12468          12294
         199702           12570          12383
         199705           12680          12486
         199708           12791          12594
         199711           12903          12690
         199802           13011          12785
         199805           13124          12889
         199808           13232          12993
         199811           13337          13080
         199902           13432          13164
         199905           13531          13255
         199908           13632          13352
         199911           13743          13443














                               AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED NOVEMBER 30, 1999
                             -------------------------------
                                                  SINCE         FINAL VALUE OF A
                              1 YEAR    5 YEARS   INCEPTION   $10,000 INVESTMENT
--------------------------------------------------------------------------------
 Ohio Tax-Exempt Money
  Market Fund                 3.04%     3.42%       3.42%           $13,743
 Average Ohio Tax-Exempt
  Money Market Fund*          2.77      3.14        3.18             13,443
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.



AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999*
--------------------------------------------------------------------------------
                                                             SINCE INCEPTION
                      INCEPTION                         ------------------------
                        DATE          1 YEAR   5 YEARS  CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------
Ohio Tax-Exempt
 Money Market Fund    6/18/1990       3.01%    3.42%    0.00%    3.42%   3.42%
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
OHIO INSURED LONG-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: JUNE 18, 1990-NOVEMBER 30, 1999
---------------------------------------------------------
         OHIO INSURED LONG-TERM
           TAX-EXEMPT FUND          LEHMAN*
FISCAL   CAPITAL  INCOME   TOTAL    TOTAL
YEAR     RETURN   RETURN   RETURN   RETURN
-------------------------------------------
1990     3.0%     3.0%     6.0%      4.9%
1991     2.9      6.6      9.5      10.3
1992     4.5      6.2     10.7      10.0
1993     6.3      5.7     12.0      11.1
1994   -11.2      4.9     -6.3      -5.2
1995    13.1%     6.4%    19.5%     18.9%
1996     0.3      5.4      5.7       5.9
1997     0.9      5.4      6.3       7.2
1998     2.6      5.2      7.8       7.8
1999    -6.9      4.8     -2.1      -1.1
-------------------------------------------
*Lehman Municipal Bond Index.
See Financial Highlights table on page 24 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: JUNE 18, 1990-NOVEMBER 30, 1999
-------------------------------------------------------
         199008         10079         10055         10091
         199011         10604         10449         10487
         199102         10836         10677         10767
         199105         11132         10941         11011
         199108         11341         11153         11281
         199111         11611         11404         11563
         199202         11902         11683         11842
         199205         12182         11927         12092
         199208         12662         12335         12540
         199211         12853         12485         12722
         199302         13727         13244         13471
         199305         13814         13329         13539
         199308         14327         13804         14070
         199311         14400         13933         14132
         199402         14456         13987         14216
         199405         14142         13601         13873
         199408         14334         13711         14095
         199411         13495         13026         13394
         199502         14872         14142         14490
         199505         15427         14712         15142
         199508         15499         14715         15345
         199511         16119         15444         15926
         199602         16314         15486         16091
         199605         16007         15203         15834
         199608         16352         15423         16149
         199611         17045         16199         16862
         199702         17133         16209         16977
         199705         17272         16347         17145
         199708         17725         16688         17643
         199711         18119         17210         18072
         199802         18610         17535         18529
         199805         18815         17747         18753
         199808         19261         17993         19169
         199811         19528         18377         19474
         199902         19719         18419         19669
         199905         19597         18372         19629
         199908         19173         17818         19265
         199911         19114         17824         19265




                                AVERAGE ANNUAL TOTAL RETURNS
                               PERIODS ENDED NOVEMBER 30, 1999
                               ---------------------------------
                                                   SINCE        FINAL VALUE OF A
                               1 YEAR   5 YEARS   INCEPTION   $10,000 INVESTMENT
--------------------------------------------------------------------------------
Ohio Insured Long-Term
 Tax-Exempt Fund               -2.13%   7.21%     7.09%             $19,114
Average Ohio Municipal Fund*   -3.01    6.47      6.31               17,824
Lehman Municipal Bond Index    -1.07    7.54      7.18               19,265
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.



AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999*
--------------------------------------------------------------------------------

                                                              SINCE INCEPTION
                       INCEPTION                          ----------------------
                         DATE           1 YEAR   5 YEARS  CAPITAL INCOME   TOTAL
--------------------------------------------------------------------------------
Ohio Insured Long-Term
 Tax-Exempt  Fund      6/18/1990        -2.04%   6.29%    1.54%   5.68%    7.22%
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE
OHIO TAX-EXEMPT MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of November 30, 1999. Key elements of this Profile are defined on page 13.

FINANCIAL ATTRIBUTES
---------------------------------
Yield                        3.5%
Average Maturity          55 days
Average Quality             MIG-1
Expense Ratio               0.18%

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
---------------------------------
MIG-1/SP-1+                 59.8%
A-1/P-1                     28.9
AAA/AA                       9.9
A                            1.4
---------------------------------
Total                      100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing instruments. This figure does not include cash invested in futures contracts to simulate bond investment.

Distribution by Credit Quality. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.


INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
OHIO INSURED LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of November 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 13.

FINANCIAL ATTRIBUTES
-----------------------------------------------
                 OHIO INSURED            LEHMAN
                    LONG-TERM            INDEX*
-----------------------------------------------
Number of Issues          170            52,144
Yield                    5.1%                --
Yield to Maturity        5.3%                --
Average Coupon           5.2%              5.5%

Average Maturity   12.9 years        13.0 years
Average Quality           AAA               AA+
Average Duration    8.2 years         7.5 years
Expense Ratio           0.19%                --
Cash Reserves            0.1%                --

*Lehman Municipal Bond Index.

INVESTMENT FOCUS
-----------------------------------------------
[grid]
AVERAGE MATURITY             LONG
CREDIT QUALITY               HIGH


VOLATILITY MEASURES
-----------------------------------------------
                 OHIO INSURED            LEHMAN
                    LONG-TERM            INDEX*
-----------------------------------------------
R-Squared                0.98              1.00
Beta                     1.07              1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
------------------------------
AAA                     96.4%
AA                       3.6
A                        0.0
BBB                      0.0
BB                       0.0
B                        0.0
------------------------------
Total                  100.0%

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
------------------------------
Under 1 Year             8.9%
1-5 Years               10.7
5-10 Years              22.7
10-20 Years             33.9
20-30 Years             23.8
Over 30 Years            0.0
------------------------------
Total                  100.0%

FINANCIAL STATEMENTS
NOVEMBER 30, 1999

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

         At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE   MARKET
                                                                            MATURITY                AMOUNT   VALUE*
OHIO TAX-EXEMPT MONEY MARKET FUND                                COUPON         DATE                 (000)    (000)
-------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.8%)
-------------------------------------------------------------------------------------------------------------------
Akron-Summit County OH Public Library                             4.00%    12/1/1999        (3)      2,320    2,320
Butler County OH BAN                                              3.85%     8/3/2000                 3,000    3,008
Butler County OH BAN                                              4.14%    3/15/2000                 3,150    3,154
Butler County OH BAN                                              4.15%   10/19/2000                 4,490    4,505
Butler County OH BAN                                              4.18%    3/15/2000                 4,250    4,256
Cincinnati OH City School Dist. TAN                               5.00%    12/1/1999        (2)      3,005    3,005
Columbus OH Electric System Rev. VRDO                             3.60%    12/2/1999        LOC     14,520   14,520
Columbus OH GO                                                    4.75%    9/15/2000                 1,750    1,765
Columbus OH GO                                                    5.50%    6/15/2000                 2,000    2,024
Columbus OH GO VRDO                                               3.70%    12/2/1999                   900      900
Columbus OH Sewer Rev. VRDO                                       3.80%    12/2/1999                 3,100    3,100
Cuyahoga County OH Econ. Dev. Rev. VRDO (Cleveland Orchestra)     3.60%    12/2/1999        LOC      8,600    8,600
Cuyahoga County OH Hosp. Rev. (Meridia Health System)             7.25%    8/15/2000        (Prere.) 2,500    2,613
Cuyahoga County OH Hosp. Rev. VRDO (Cleveland Clinic Foundation)  3.90%    12/8/1999                19,100   19,100
Cuyahoga County OH Hosp. Rev. VRDO (Cleveland Clinic Foundation)  3.90%    12/8/1999        LOC      8,700    8,700
Cuyahoga County OH Hosp. Rev. VRDO (Univ. Hosp. Health Systems)   3.90%    12/2/1999        (2)     12,000   12,000
Dayton OH GO                                                      3.10%    12/1/1999        (3)        510      510
Fairfield County OH BAN                                           4.00%    7/25/2000                 2,930    2,940
Franklin County OH Hosp. Rev. (Riverside United Methodist)        7.50%    5/15/2000        (Prere.) 1,000    1,039
Franklin County OH Hosp. Rev. (Riverside United Methodist)        7.60%    5/15/2000        (Prere.)13,730  14,252
Franklin County OH Hosp. Rev. VRDO (U.S. Health Corp.)            3.90%    12/2/1999        LOC     18,520   18,520
Greene County OH GO                                               3.84%     9/7/2000                10,415   10,423
Hamilton County OH Hosp. Fac. Rev. VRDO (Bethesda Hosp.)          3.75%    12/2/1999        LOC     25,550   25,550
Hamilton County OH Hosp. Fac. Rev. VRDO
(Health Alliance of Greater Cincinnati)                           3.85%    12/8/1999        (1)      9,015    9,015
Hancock County OH BAN                                             3.42%    12/1/1999                 3,115    3,115
Kings OH Local School Dist. BAN                                   4.19%     3/1/2000                 6,000    6,011
Lorain County OH Hosp. Rev. CP (Catholic Healthcare Partners)     3.55%     3/9/2000                 7,000    7,000
Lorain County OH Hosp. Rev. CP (Catholic Healthcare Partners)     3.60%    2/14/1999                 7,000    7,000
Lorain County OH Hosp. Rev. CP (Catholic Healthcare Partners)     3.65%     3/7/2000                 5,600    5,600
Mason OH City School Dist. BAN                                    3.38%    2/17/2000                 5,750    5,755

                                       15

-------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE   MARKET
                                                                            MATURITY                AMOUNT   VALUE*
OHIO TAX-EXEMPT MONEY MARKET FUND                                COUPON         DATE                 (000)    (000)
-------------------------------------------------------------------------------------------------------------------
Montgomery County OH VRDO (Catholic Health Initiatives)           3.95%    12/8/1999                19,400   19,400
Ohio Air Quality Dev. Auth. PUT (Ohio Edison Project)             2.95%     2/1/2000        LOC      3,200    3,200
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas &
 Electric Co. Project)                                            3.60%    12/2/1999        LOC      5,650    5,650
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas &
 Electric Co. Project)                                            3.70%    12/2/1999        LOC      4,300    4,300
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas &
 Electric Co. Project)                                            3.95%    12/2/1999        LOC      3,060    3,060
Ohio Air Quality Dev. Auth. VRDO (Timken Co.)                     3.90%    12/8/1999        LOC      5,000    5,000
Ohio Building Auth. Rev. (Arts Fac. Building Fund)                5.00%    10/1/2000                 3,830    3,867
Ohio Higher Educ. Fac. Comm. Rev. VRDO (Kenyon College)           3.90%    12/8/1999                10,000   10,000
Ohio Higher Educ. Fac. Comm. Rev. VRDO
(Mount Union College Project)                                     3.90%    12/2/1999        LOC      1,445    1,445
Ohio PCR VRDO (Sohio Air British Petroleum Co.)                   3.80%    12/2/1999                10,100   10,100
Ohio Public Fac. Comm. Rev. (Higher Educ. Capital Fac.)           4.50%    12/1/2000                 1,500    1,509
Ohio Public Fac. Comm. Rev. (Higher Educ. Capital Fac.)           5.00%    11/1/2000        (1)      5,540    5,604
Ohio Public Fac. Comm. Rev. (Mental Health Capital Fac.)         4.625%    12/1/1999                 1,570    1,570
Ohio School Dist. COP TAN                                         4.14%    6/30/2000                 5,000    5,021
Ohio Solid Waste Rev. VRDO (BP Exploration & Oil Inc. Project)    3.85%    12/2/1999                33,075   33,075
Ohio State Univ. CP                                               3.70%    12/2/1999                10,800   10,800
Ohio State Univ. CP                                               3.85%    12/2/1999                 2,500    2,500
Ohio State Univ. CP                                               4.00%    12/2/1999                12,100   12,100
Ohio Turnpike Comm. Rev. TOB VRDO                                 3.95%    12/2/1999        (3) +   15,000   15,000
Ohio Water Dev. Auth. PCR PUT (Ohio Edison Co. Project)           3.75%     9/1/2000        LOC      7,000    7,000
Ohio Water Dev. Auth. Pure Water Rev.                             5.40%     6/1/2000        (1)      3,260    3,287
Ohio Water Dev. Auth. Rev. (Duquesne Light Co.)                   3.95%    1/19/2000        (2)      4,300    4,300
Ohio Water Dev. Auth. Rev. VRDO (Mead Corp.)                      3.60%    12/2/1999        LOC      2,820    2,820
Ohio Water Dev. Auth. Rev. VRDO (Timken Co. Project)              3.90%    12/8/1999        LOC      4,065    4,065
Solon OH BAN                                                      3.60%    6/15/2000                 1,750    1,753
Toledo OH City Services Special Assessment VRDO                   3.90%    12/2/1999        LOC     22,600   22,600
Univ. of Cincinnati OH BAN                                        3.14%     3/1/2000                 5,000    5,003
OUTSIDE OHIO:
Puerto Rico Govt. Dev. Bank CP                                    3.55%    12/9/1999                15,200   15,200
Puerto Rico Govt. Dev. Bank VRDO                                  3.60%    12/8/1999        (1)      5,500    5,500

-------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
         (Cost $440,029)                                                                                    440,029
-------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.2%)
-------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                          6,190
Liabilities                                                                                                  (1,005)
                                                                                                          ---------
                                                                                                              5,185
-------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------
Applicable to 445,220,834 outstanding $.001 par value shares of beneficial interest
         (unlimited authorization)                                                                         $445,214
===================================================================================================================
NET ASSET VALUE PER SHARE                                                                                     $1.00
===================================================================================================================
*See Note A in Notes to Financial Statements.
+Securities  exempt from  registration  under Rule 144A of the Securities Act of
1933.  These  securities may be sold in transactions  exempt from  registration, normally to qualified buyers. At November 30, 1999, the aggregate value of these securities was $15,000,000, representing 3.4% of net assets.
For key to abbreviations and other references, see page 20.

-------------------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1999, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------
                                                                                                    AMOUNT      PER
                                                                                                     (000)    SHARE
-------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                   $445,224    $1.00
Undistributed Net Investment Income                                                                     --       --
Accumulated Net Realized Losses                                                                        (10)      --
Unrealized Appreciation                                                                                 --       --
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $445,214    $1.00
===================================================================================================================

----------------------------------------------------------------------------------------------------------

                                                                                            FACE    MARKET
OHIO INSURED LONG-TERM                                                 MATURITY           AMOUNT    VALUE*
TAX-EXEMPT FUND                                            COUPON          DATE            (000)     (000)
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.9%)
----------------------------------------------------------------------------------------------------------
ISSUER INSURED (87.9%)
Adams County OH School Dist. GO                             5.55%     12/1/2009 (1)          1,000   1,033
Akron Bath & Copley OH Joint Township Hosp. Dist. Rev.
(Akron Medical Center Project)                             5.375%      1/1/2017 (2)          3,000   2,847
Akron Bath & Copley OH Joint Township Hosp. Dist. Rev.
(Akron Medical Center Project)                              5.50%      1/1/2008 (2)          1,000   1,020
Aurora County OH School Dist. GO                            5.80%     12/1/2016 (3)          3,000   3,017
Barberton OH School Dist. GO                               5.125%     11/1/2022 (3)          3,000   2,697
Bedford Heights OH GO                                       5.65%     12/1/2014 (2)            500     510
Butler County OH Sewer System Rev.                          5.00%     12/1/2023 (2)          2,245   1,969
Butler County OH Sewer System Rev.                         5.375%     12/1/2015 (3)          1,730   1,680
Butler County OH Sewer System Rev.                          6.25%     12/1/2002 (2)(Prere.)  2,925   3,102
Butler County OH Transp. Improvement Dist. Rev.             6.00%      4/1/2011 (4)          4,000   4,191
Butler County OH Transp. Improvement Dist. Rev.             6.00%      4/1/2012 (4)          2,320   2,446
Canal Winchester OH Local School Dist. GO                   6.00%     12/1/2013 (3)          1,680   1,757
Canton OH GO                                               5.375%     12/1/2007 (2)          1,000   1,023
Canton OH GO (Water Works System)                           5.75%     12/1/2010 (2)          1,000   1,041
Canton OH GO (Water Works System)                           5.85%     12/1/2015 (2)          1,000   1,016
Clermont County OH Hosp. Fac. Rev. (Mercy Health System)    5.50%      9/1/2006 (2)          2,500   2,577
Cleveland-Cuyahoga County OH Port Auth. Rev.
(Rock & Roll Hall of Fame                                   5.40%     12/1/2015 (2)          2,000   1,948
Cleveland OH Airport System Rev.                            0.00%      1/1/2005 (1)          3,975   3,095
Cleveland OH Airport System Rev.                           5.125%      1/1/2022 (4)          3,000   2,634
Cleveland OH Airport System Rev.                            7.25%      1/1/2000 (1)(Prere.)    800     818
Cleveland OH GO                                            5.375%      9/1/2010 (2)          1,000   1,022
Cleveland OH GO                                            5.375%      9/1/2012 (2)          1,000   1,011
Cleveland OH GO                                             5.50%      8/1/2009 (1)          4,500   4,643
Cleveland OH GO                                             6.25%     10/1/2001 (1)(Prere.)  2,500   2,634
Cleveland OH Public Power System Rev.                       5.25%    11/15/2016 (1)          5,950   5,667
Cleveland OH Public Power System Rev.                       7.00%    11/15/2004 (1)(Prere.)  2,750   3,080
Cleveland OH School Dist. GO                                0.00%     12/1/2005 (3)            700     521
Cleveland OH School Dist. GO                                0.00%     12/1/2006 (3)            700     493
Cleveland OH School Dist. GO                                0.00%     12/1/2007 (3)            500     332
Cleveland OH School Dist. GO                                0.00%     12/1/2008 (3)            400     251
Cleveland OH School Dist. GO                               5.875%     12/1/2011 (3)          1,500   1,557
Cleveland OH Water Works Rev.                               5.00%      1/1/2023 (4)          3,000   2,641
Cleveland OH Water Works Rev.                               5.00%      1/1/2028 (4)          2,000   1,730
Cleveland OH Water Works Rev.                               5.50%      1/1/2013 (1)          3,805   3,862
Cleveland OH Water Works Rev.                               5.50%      1/1/2021 (1)          6,500   6,264
Cleveland OH Water Works Rev.                               6.25%      1/1/2002 (2)(Prere.)  4,305   4,543
Cleveland OH Water Works Rev.                               6.25%      1/1/2015 (2)            195     203
Columbus OH Muni. Airport Auth. Rev. (Port of Columbus)     5.00%      1/1/2028 (2)          3,000   2,575
Columbus OH School Dist. GO                                 7.00%     12/1/2000 (3)(Prere.)  1,750   1,836
Cuyahoga County OH Hosp. Rev. (Univ. Hosp. Health System)  5.375%     1/15/2009 (1)          3,500   3,542
Cuyahoga County OH Hosp. Rev. (Univ. Hosp. Health System)   5.50%     1/15/2019 (1)          7,545   7,168
Cuyahoga County OH Hosp. Rev. (W.O. Walker Center Inc.)     5.00%      1/1/2023 (2)          2,500   2,173
Defiance OH Waterworks System GO                            5.65%     12/1/2018 (2)          1,130   1,108
Dublin OH School Dist. GO                                   0.00%     12/1/2005 (3)          1,220     908
Dublin OH School Dist. GO                                   0.00%     12/1/2006 (3)          1,220     859
Fairfield County OH Hosp. Rev. (Lancaster-Fairfield Hosp.) 5.375%     6/15/2015 (1)          3,000   2,926
Forest Hills OH School Dist. GO                             6.00%     12/1/2007 (1)            750     804
Franklin County OH Convention Center Rev.                   0.00%     12/1/2007 (1)          4,355   2,892
Franklin County OH Convention Center Rev.                   7.00%     12/1/2000 (1)(Prere.)    675     708
Franklin County OH Hosp. Rev. (Riverside United Methodist)  7.25%     5/15/2000 (1)(Prere.)  2,800   2,896
Gallia County OH Hosp. Rev. (Holzer Medical Center Project 5.125%     10/1/2013 (2)          3,000   2,875
Greater Cleveland OH Regional Transp. Auth. GO              5.00%     12/1/2018 (3)          5,000   4,506
Greater Cleveland OH Regional Transp. Auth. GO             5.375%     12/1/2010 (3)          1,665   1,691
Greater Cleveland OH Regional Transp. Auth. GO             5.375%     12/1/2012 (3)          1,850   1,852
Greater Cleveland OH Regional Transp. Auth. GO             5.375%     12/1/2013 (3)          1,850   1,835

                                       17



----------------------------------------------------------------------------------------------------------
                                                                                           FACE     MARKET
OHIO INSURED LONG-TERM                                              MATURITY             AMOUNT     VALUE*
TAX-EXEMPT FUND                                            COUPON       DATE              (000)      (000)
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.9%)
----------------------------------------------------------------------------------------------------------
Greater Cleveland OH Regional Transp. Auth. GO              5.60%    12/1/2011  (3)         5,505    5,658
Greater Cleveland OH Regional Transp. Auth. GO              5.65%    12/1/2006  (3)(Prere.) 1,000    1,057
Greene County OH Sewer System Rev.                         5.125%    12/1/2020  (1)         2,000    1,819
Hamilton County OH Hosp. Fac. Rev. (Children's Hosp.)       5.20%    5/15/2009  (1)         2,000    1,993
Hamilton County OH Hosp. Fac. Rev. (Children's Hosp.)      5.375%    5/15/2013  (1)         2,235    2,207
Hamilton County OH Hosp. Fac. Rev. VRDO

(Health Alliance of Greater Cincinnati)                     3.85%    12/8/1999  (1)         5,385    5,385
Hamilton County OH Sales Tax Rev. (Hamilton County
 Football Project)                                          4.75%    12/1/2027  (1)         1,500    1,241
Hamilton County OH Sales Tax Rev. (Hamilton County
 Football Project)                                          5.00%    12/1/2018  (1)         3,000    2,703
Hamilton County OH Sales Tax Rev. (Hamilton County
 Football Project)                                          5.00%    12/1/2027  (1)         8,850    7,651
Hamilton County OH Sales Tax Rev. (Hamilton County
 Football Project)                                          5.50%    12/1/2013  (1)         2,000    2,009
Hamilton County OH Sewer System Rev.                        5.45%    12/1/2009  (3)         3,250   3,351
Hamilton OH Waterworks Rev.                                 6.30%   10/15/2021  (1)         2,000    2,032
Hilliard County OH School Dist. GO                          5.75%    12/1/2019  (3)         2,000    1,979
Hilliard County OH School Dist. GO                          6.55%    12/1/2005  (3)           500      547
Lake County OH Hosp. Fac. Rev. (Lake Hosp. System Inc.)    5.375%    8/15/2015  (2)         2,900    2,803
Lakota OH Local School Dist. GO                             5.05%    12/1/2013  (3)         1,925    1,845
Lisbon OH School Dist. GO                                   6.25%    12/1/2017  (2)         1,000    1,037
Lorain County OH Hosp. Rev. (Catholic Healthcare Partners  5.625%     9/1/2014  (1)         3,290    3,291
Lorain County OH Hosp. Rev. (Catholic Healthcare Partners)  6.00%     9/1/2006  (1)         1,500    1,591
Lorain County OH Hosp. Rev. (Catholic Healthcare Partners)  6.00%     9/1/2008  (1)         1,250    1,326
Loveland OH City School Dist. GO                            3.20%    12/1/1999  (1)         1,000    1,000
Loveland OH City School Dist. GO                            5.25%    12/1/2014  (1)         1,230    1,190
Lucas County OH GO                                          6.95%    12/1/2000  (1)(Prere.) 2,700    2,831
Lucas County OH Hosp. Rev. (ProMedica Health Care)          5.75%   11/15/2009  (1)         3,000    3,121
Lucas County OH Hosp. Rev. (ProMedica Health Care)          5.75%   11/15/2014  (1)         6,000    6,058
Lucas County OH Hosp. Rev. (ProMedica Health Care)         5.625%   11/15/2015  (2)         2,500    2,475
Lucas County OH Hosp. Rev. (ProMedica Health Care)         5.625%   11/15/2017  (2)         2,075    2,026
Marietta OH City School Dist. GO                            5.75%    12/1/2007  (1)(Prere.) 1,250    1,328
Medina OH School Dist. GO                                   6.20%    12/1/2002  (3)(Prere.) 2,100    2,243
Mount Vernon OH Sewer System Rev.                           6.00%    12/1/2012  (2)           750      774
New Philadelphia OH School Dist. GO                         6.25%    12/1/2017  (2)         2,300    2,370
North Canton OH GO                                          5.90%    12/1/2004  (2)(Prere.  2,000    2,146
Northeast OH Regional Sewer Dist. Rev.                      5.60%   11/15/2013  (2)         1,500    1,506
Northeast OH Regional Sewer Dist. Rev.                      6.50%   11/15/2001  (2)(Prere.) 2,500    2,628
Northwest OH Local School Dist. GO                          5.15%    12/1/2022  (3)         2,095    1,891
Oak Hills OH Local School Dist. GO                          7.20%    12/1/2009  (1)         1,625    1,888
Ohio Air Quality Dev. Auth. PCR (Ohio Edison Project        7.10%     6/1/2018  (3)         1,000    1,032
Ohio Air Quality Dev. Auth. PCR (Ohio Edison Project        7.45%     3/1/2016  (3)           500      514
Ohio Building Auth. Rev. (Adult Correctional Fac.)          5.50%     4/1/2016  (2)         4,965    4,850
Ohio Building Auth. Rev. (Adult Correctional Fac.)          5.95%    10/1/2013  (1)         3,000    3,092
Ohio Higher Educ. Fac. Rev. (Oberlin College)               5.00%    10/1/2026  (3)         1,000      704
Ohio Higher Educ. Fac. Rev. (Univ. of Dayton)               6.60%    12/1/2017  (3)         2,200    2,367
Ohio Higher Educ. Fac. Rev. (Univ. of Dayton)               6.75%    12/1/2015  (3)         1,000    1,073
Ohio Higher Educ. Fac. Rev. (Xavier Univ.                   5.30%    5/15/2017  (1)         3,000    2,842
Ohio Higher Educ. Fac. Rev. (Xavier Univ.)                 5.375%    5/15/2022  (1)         7,000    6,567
Ohio Higher Educ. Fac. Rev. (Xavier Univ.)                  6.00%    5/15/2011  (1)         2,000    2,106
Ohio Turnpike Comm. Rev.                                    5.25%    2/15/2013  (3)         1,780    1,742
Ohio Turnpike Comm. Rev.                                    5.70%    2/15/2006  (1)(Prere.) 1,000    1,062
Ohio Univ. General Receipts Rev. (Athen                     5.25%    12/1/2019  (4)         4,000    3,710
Ohio Water Dev. Auth. Fresh Water Rev.                      5.25%    12/1/2012  (4)         2,990    2,959
Ohio Water Dev. Auth. Fresh Water Rev.                      5.90%    12/1/2015  (2)         3,250    3,301
Ohio Water Dev. Auth. Pollution Control Fac. Rev.          5.125%     6/1/2019  (1)         2,750    2,514
Ohio Water Dev. Auth. Pollution Control Fac. Rev.           5.50%     6/1/2011  (1)         2,300    2,348
Ohio Water Dev. Auth. Pollution Control Fac. Rev.           5.50%    12/1/2014  (1)         1,595    1,592
Ohio Water Dev. Auth. Pure Water Rev.                       5.50%    12/1/2011  (2)         1,000    1,011
Ohio Water Dev. Auth. Pure Water Rev.                       7.00%    12/1/2009  (2)(ETM)    1,500    1,671

                                       18


                                                                                           FACE     MARKET
OHIO INSURED LONG-TERM                                              MATURITY             AMOUNT     VALUE*
TAX-EXEMPT FUND                                            COUPON       DATE              (000)      (000)
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.9%)
----------------------------------------------------------------------------------------------------------
Olmsted Falls OH School Dist. GO                            5.85%   12/15/2017  (3)         2,000    2,007
Olmsted Falls OH School Dist. GO                            6.85%   12/15/2004  (3)(Prere.)   565     630
Ottowa County OH GO                                         7.00%     9/1/2001  (2)(Prere.)   500      533
Perrysburg OH Exempted Village School Dist. GO              5.00%    12/1/2025  (4)         1,385    1,441
Pickerington OH Local School Dist. GO                       5.00%    12/1/2019  (2)         3,000    2,695
Pickerington OH Local School Dist. GO                       5.80%    12/1/2009  (3)           500     524
Revere OH School Dist. GO                                   6.00%    12/1/2016  (2)         3,850    3,908
Reynoldsburg OH School Dist. GO                             0.00%    12/1/2009  (3)         1,465      866
Reynoldsburg OH School Dist. GO                             0.00%    12/1/2010  (3)         1,465      814
Reynoldsburg OH School Dist. GO                             6.55%    12/1/2002  (3)(Prere.) 3,600    3,880
Richland County OH GO                                       5.40%    12/1/2015  (2)         1,120    1,095
Richland County OH GO                                       6.95%    12/1/2011  (2)           450      501
South-Western City School Dist. (Franklin &
 Pickway County OH)                                         4.75%    12/1/2026  (2)         1,750    1,449
Springboro OH Community City School Dist. GO                5.25%    12/1/2016  (2)         3,000    2,857
Summit County OH GO                                         6.90%     8/1/2001  (2)(Prere.) 2,650    2,811
Summit County OH GO                                         6.90%     8/1/2002  (2)(Prere.)   175      186
Summit County OH GO                                         6.90%     8/1/2003  (2)(Prere.) 2,425    2,618
Toledo OH Waterworks Rev.                                   5.25%   11/15/2013  (3)         2,000    1,956
Trumbull County OH Hosp. Rev. (Trumbull Memorial Hosp.)     6.25%   11/15/2003  (3)(Prere.) 2,000    2,107
Univ. of Akron Ohio General Receipts                        5.50%     1/1/2019  (3)         3,045    2,927
Univ. of Arkon Ohio General Receipts                        5.70%     1/1/2024  (3)         2,000    1,946
Univ. of Akron Ohio General Reciepts                        5.75%     1/1/2029  (3)         3,000    2,921
Wood County OH GO (Justice Center)                          5.95%    12/1/2007  (2)         1,750    1,831
Woodridge OH School Dist. GO                                6.00%    12/1/2019  (2)         1,000    1,010
Woodridge OH School Dist. GO                                6.80%    12/1/2014  (4)         2,195    1,297
Wooster OH School Dist. GO                                  0.00%    12/1/2010  (4)         2,265    1,259
Wooster OH School Dist. GO                                  0.00%    12/1/2011  (4)         2,315    1,211
Wooster OH School Dist. GO                                  6.50%    12/1/2002  (2)(Prere.) 2,500    2,691
Wyoming OH School Dist.                                     5.15%    12/1/2027  (3)         3,250    2,888
OUTSIDE OHIO:
Puerto Rico Govt. Dev. Bank VRDO                            3.60%    12/8/1999  (1)         3,300    3,300
Puerto Rico Public Building Auth. Rev.                      0.00%     7/1/2001  (3)           850      795
Puerto Rico Public Building Auth. Rev.                      5.00%     7/1/2027  (2)         1,500    1,319
                                                                                                 ---------
                                                                                                   333,252
                                                                                                 ---------
SECONDARY MARKET INSURED (1.6%)
Franklin County OH Hosp. Rev.
(Mount Carmel Health-Holy Cross Health System)              6.75%     6/1/2002  (1)(Prere.) 2,000    2,145
Ohio Higher Educ. Fac. Rev. (John Carroll Univ.)            5.75%     4/1/2019  (1)         4,000    3,958
                                                                                                 ---------
                                                                                                     6,103
                                                                                                 ---------

NONINSURED (10.4%)
Clermont County OH Hosp. Fac. Rev. VRDO
 (Mercy Health Systems)                                     3.90%    12/8/1999                100      100
Columbus OH GO                                              5.25%    5/15/2009              1,000    1,016
Cuyahoga County OH Econ. Dev. Rev. VRDO
 (Cleveland Orchestra)                                      3.60%    12/2/1999  LOC         1,000    1,000
Cuyahoga County OH Hosp. Rev. (Cleveland Clinic Foundation)5.125%     1/1/2029              1,250    1,076
Cuyahoga County OH Hosp. Rev. VRDO
 (Cleveland Clinic Foundation)                              3.90%    12/8/1999  LOC           300      300
Franklin County OH GO                                       5.00%    12/1/2017              3,780    3,449
Franklin County OH GO                                      5.375%    12/1/2020              9,255    8,759
Hamilton County OH Hosp. Fac. Rev. VRDO (Bethesda Hosp.     3.75%    12/2/1999  LOC           300      300
Ohio Air Quality Dev. Auth. VRDO
(Cincinnati Gas & Electric Co. Project)                     3.60%    12/2/1999  LOC         1,100    1,100
Ohio Air Quality Dev. Auth. VRDO
(Cincinnati Gas & Electric Co. Project)                     3.95%    12/2/1999  LOC         2,100    2,100
Ohio Air Quality Dev. Auth. VRDO (Mead Corp.)               3.60%    12/2/1999  LOC         1,300    1,300
Ohio GO                                                    7.625%     8/1/2010              3,510    4,242
Ohio Higher Educ. Fac. Rev. (Case Western Reserve Univ.)    6.50%    10/1/2020                250      271
Ohio Housing Finance Agency Mortgage Rev.                  5.025%     3/1/2021              3,000    2,953
Ohio State Univ. General Receipts Rev.                      5.75%    12/1/2013  +           1,000    1,028
Ohio State Univ. General Receipts Rev.                      5.75%    12/1/2014  +           1,000    1,018

                                       19

----------------------------------------------------------------------------------------------------------
                                                                                           FACE     MARKET
OHIO INSURED LONG-TERM                                              MATURITY             AMOUNT     VALUE*
TAX-EXEMPT FUND                                            COUPON       DATE              (000)      (000)
----------------------------------------------------------------------------------------------------------
Ohio State Univ. General Receipts Rev. VRDO                 3.95%    12/8/1999              4,000    4,000
Rocky River OH City School Dist. GO                        5.375%    12/1/2017              2,200    2,118
Sycamore OH Community School Dist. GO                       5.00%    12/1/2023              4,000    3,509
                                                                                                 ---------
                                                                                                    39,639
                                                                                                 ---------
----------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
         (Cost $385,456)                                                                           378,994
----------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
----------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                 7,368
Liabilities                                                                                         (7,040)
                                                                                                 ---------
                                                                                                       328
----------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------
Applicable to 33,951,072 outstanding $.001 par value shares of beneficial interest
         (unlimited authorization)                                                                $379,322
==========================================================================================================
NET ASSET VALUE PER SHARE                                                                           $11.17
==========================================================================================================
*See Note A in Notes to Financial Statements.
+Security  purchased on a when-issued  or delayed  delivery  basis for which the fund has not taken delivery as of November 30, 1999.
For key to abbreviations and other references, see below.
----------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1999, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------------------------
                                                                                           AMOUNT      PER
                                                                                            (000)    SHARE
----------------------------------------------------------------------------------------------------------
Paid in Capital                                                                          $386,383   $11.38
Undistributed Net Investment Income                                                            --       --
Overdistributed Net Realized Gains--Note E                                                   (599)    (.02)
Unrealized Depreciation--Note F                                                            (6,462)    (.19)
----------------------------------------------------------------------------------------------------------
NET ASSETS                                                                               $379,322   $11.17
==========================================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).

The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.
--------------------------------------------------------------------------------
                                                                    OHIO INSURED
                                               OHIO TAX-EXEMPT         LONG-TERM
                                                  MONEY MARKET        TAX-EXEMPT
                                                          FUND              FUND
                                               ---------------------------------
                                                  YEAR ENDED NOVEMBER 30, 1999
                                               ---------------------------------
                                                       (000)               (000)
-------------------------------------------------------------------------------
INVESTMENT INCOME

INCOME
   Interest                                         $12,191             $18,774
                                               ---------------------------------
       Total Income                                  12,191              18,774
                                               ---------------------------------
EXPENSES

   The Vanguard Group--Note B

       Investment Advisory Services                      47                  45
       Management and Administrative                    552                 548
       Marketing and Distribution                        85                  65
   Custodian Fees                                         6                   5
   Auditing Fees                                          7                   7
   Shareholders' Reports                                  9                  11
   Trustees' Fees and Expenses                            1
                                               ---------------------------------
       Total Expenses                                   707                 682
       Expenses Paid Indirectly--Note C                  (6)                 (5)
       Net Expenses                                     701                 677
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                11,490              18,097
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
         Investment Securities Sold                      (6)               (385)
         Futures Contracts                               --                 529
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                 (6)                144
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
         Investment Securities                           --             (26,099)
         Futures Contracts                               --                  47
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)         --             (26,052)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                          $11,484            $ (7,811)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.
--------------------------------------------------------------------------------

                                   OHIO TAX-EXEMPT        OHIO INSURED LONG-TERM
                                  MONEY MARKET FUND          TAX-EXEMPT FUND
                                --------------------     -----------------------
                                            YEAR ENDED NOVEMBER 30,
                                ------------------------------------------------
                                      1999          1998       1999        1998
                                     (000)         (000)      (000)        (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS

   Net Investment Income            11,490        10,252     18,097      14,239
   Realized Net Gain (Loss)             (6)           --        144         520
   Change in Unrealized
     Appreciation (Depreciation)        --            --    (26,052)      6,387
         Net Increase (Decrease)
         in Net Assets Resulting
         from Operations            11,484        10,252     (7,811)     21,146
DISTRIBUTIONS
         Net Investment Income     (11,490)      (10,252)   (18,097)    (14,239)
         Realized Capital Gain          --            --       (611)         --
                                ------------------------------------------------
           Total Distributions     (11,490)      (10,252)   (18,708)    (14,239)
CAPITAL SHARE TRANSACTIONS1
   Issued                          446,766       330,928    148,841      93,813
   Issued in Lieu of Cash
    Distributions                   10,486         9,257     13,289      10,084
   Redeemed                       (356,696)     (293,952)   (80,072)    (40,024)
         Net Increase from
           Capital Share
           Transactions            100,556        46,233     82,058      63,873
--------------------------------------------------------------------------------
   Total Increase                  100,550        46,233     55,539      70,780
--------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year               344,664       298,431    323,783     253,003
                                ------------------------------------------------
   End of Year                    $445,214      $344,664   $379,322    $323,783
================================================================================
1Shares Issued (Redeemed)

   Issued                          446,766       330,928     12,743       7,874
   Issued in Lieu of Cash
     Distributions                  10,486         9,257      1,145         846
   Redeemed                       (356,696)     (293,952)    (6,884)     (3,365)
                                ------------------------------------------------
           Net Increase in Shares
            Outstanding            100,556        46,233      7,004       5,355
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.


----------------------------------------------------------------------------------------------------------
                                                                      OHIO TAX-EXEMPT MONEY MARKET FUND
                                                                             YEAR ENDED NOVEMBER 30,
                                                                  --------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                       1999   1998     1997    1996     1995
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $1.00  $1.00    $1.00   $1.00    $1.00
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
         Net Investment Income                                     .030   .033     .034    .034     .037
         Net Realized and Unrealized Gain (Loss) on Investments      --     --       --      --       --
                                                                  ---------------------------------------
                  Total from Investment Operations                 .030   .033     .034    .034     .037
                                                                  ---------------------------------------
DISTRIBUTIONS
         Dividends from Net Investment Income                     (.030) (.033)   (.034)  (.034)   (.037)
         Distributions from Realized Capital Gains                   --     --       --      --       --
                                                                  ---------------------------------------
                  Total Distributions                             (.030) (.033)   (.034)  (.034)   (.037)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $1.00  $1.00    $1.00   $1.00    $1.00
=========================================================================================================
TOTAL RETURN                                                      3.04%  3.37%    3.49%   3.42%    3.78%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
         Net Assets, End of Year (Millions)                        $445   $345     $298    $254     $178
         Ratio of Total Expenses to Average Net Assets            0.18%  0.20%    0.19%   0.20%    0.21%
         Ratio of Net Investment Income to Average Net Assets     3.00%  3.30%    3.43%   3.36%    3.71%
=========================================================================================================

 FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                     OHIO INSURED LONG-TERM TAX-EXEMPT FUND
                                                                             YEAR ENDED NOVEMBER 30,
                                                                ----------------------------------------------


                                                                ----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                       1999      1998      1997     1996      1995
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                               $12.02    $11.72    $11.67   $11.63    $10.28
--------------------------------------------------------------------------------------------------------------
    Net Investment Income                                          .582      .592      .598     .603      .610
    Net Realized and Unrealized Gain (Loss) on Investments        (.827)     .300      .110     .040     1.350
        Total from Investment Operations                          (.245)     .892      .708     .643     1.960
DISTRIBUTIONS
    Dividends from Net Investment Income                          (.582)    (.592)    (.598)   (.603)    (.610)
    Distributions from Realized Capital Gains                     (.023)       --     (.060       --        --
        Total Distributions                                       (.605)    (.592)    (.658)   (.603)    (.610)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                     $11.17    $12.02    $11.72   $11.67    $11.63
==============================================================================================================
TOTAL RETURN                                                     -2.13%     7.78%     6.30%    5.75%    19.45%
==============================================================================================================
RATIOS/SUPPLEMENTAL DATA
         Net Assets, End of Year (Millions)                        $379      $324      $253     $216      $197
         Ratio of Total Expenses to Average Net Assets            0.19%     0.20%     0.17%    0.20%     0.21%
         Ratio of Net Investment Income to Average Net Assets     5.00%     4.98%     5.17%    5.26%     5.45%
         Portfolio Turnover Rate                                     8%        8%       14%      17%        7%
==============================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Ohio Tax-Exempt Funds comprise the Ohio Tax-Exempt Money Market Fund and Ohio Insured Long-Term Tax-Exempt Fund, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

         1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not available are valued by methods deemed by the Board of Trustees to represent fair value.

         2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

         3. FUTURES CONTRACTS: The Insured Long-Term Tax-Exempt Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

         Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

         4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

         5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution SERVICES. THE COSTS OF SUCH SERVICES ARE ALLOCATED TO EACH FUND UNDER METHODS APPROVED BY THE BOARD OF Trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 1999, the funds had contributed capital to Vanguard (included in Other Assets) of:
--------------------------------------------------------------------------------
                       CAPITAL CONTRIBUTION   PERCENTAGE       PERCENTAGE OF
                             TO VANGUARD       OF FUND           VANGUARD'S
OHIO TAX-EXEMPT FUND           (000)          NET ASSETS       CAPITALIZATION
--------------------------------------------------------------------------------
Money Market                   $88              0.02%              0.09%
Insured Long-Term               79               0.02              0.08
--------------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

C. The funds' custodian bank has agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended November 30, 1999, custodian fee offset arrangements reduced expenses of the Tax-Exempt Money Market Fund and Insured Long-Term Tax-Exempt Fund by $6,000 and $5,000, respectively.

D. During the year ended November 30, 1999, the Insured Long-Term Tax-Exempt Fund purchased $112,255,000 of investment securities and sold $26,102,000 of investment securities, other than temporary cash investments.

E. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Insured Long-Term Tax-Exempt Fund had realized losses totaling $506,000 through November 30, 1999, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F). At November 30, 1999, the fund had available capital losses of $93,000 to offset future net capital gains through November 30, 2007.

F. At November 30, 1999, net unrealized depreciation of Insured Long-Term Tax-Exempt Fund investment securities for federal income tax purposes was $6,968,000, consisting of unrealized gains of $5,653,000 on securities that had risen in value since their purchase and $12,621,000 in unrealized losses on securities that had fallen in value since their purchase (see Note E).

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard Ohio Tax-Exempt Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Ohio Tax-Exempt Money Market Fund and Ohio Insured Long-Term Tax-Exempt Fund (constituting Vanguard Ohio Tax-Exempt Funds, hereafter referred to as the "Funds") at November 30, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 6, 2000
--------------------------------------------------------------------------------
SPECIAL 1999 TAX INFORMATION (UNAUDITED) FOR VANGUARD OHIO TAX-EXEMPT FUNDS

This information for the fiscal year ended November 30, 1999, is included pursuant to provisions of the Internal Revenue Code.

     The Ohio Insured Long-Term Tax-Exempt Fund distributed $611,000 as capital gain dividends (from net long-term capital gains) to shareholders in December 1998, all of which is designated as a 20% rate gain distribution.

     Each fund designates 100% of its income dividends as exempt-interest dividends.
--------------------------------------------------------------------------------

THE VANGUARD FAMILY OF FUNDS

STOCK FUNDS
-----------------------------------------------------
500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging  Markets Stock Index Fund
Energy Fund Equity Income Fund
European Stock Index Fund
Explorer Fund Extended Market Index Fund*
Global Equity Fund
Gold and Precious  Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund
Institutional  Index Fund*
International  Growth Fund
International  Value Fund
Mid-Cap  Index Fund*
Morgan  Growth Fund
Pacific  Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap  Value  Index  Fund*
Tax-Managed  Capital  Appreciation  Fund*
Tax-Managed Growth and Income Fund*
Tax-Managed  International Fund*
Tax-Managed Small-Cap  Fund*
Total  International  Stock Index Fund
Total Stock Market Index Fund*
U.S.  Growth Fund
Utilities  Income Fund
Value Index Fund*
Windsor  Fund
Windsor II Fund

BALANCED FUNDS
-----------------------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy Conservative Growth Fund
LifeStrategy Growth Fund
LifeStrategy Income Fund
LifeStrategy Moderate Growth Fund
STAR Fund
Tax-Managed Balanced Fund
Wellesley Income Fund
Wellington Fund

BOND FUNDS
-----------------------------------------------------
Admiral Intermediate-Term  Treasury Fun
Admiral Long-Term Treasury Fund
Admiral Short-Term  Treasury  Fund
GNMA  Fund
High-Yield   Corporate  Fund
High-Yield Tax-Exempt Fund
Insured Long-Term Tax-Exempt Fun
Intermediate-Term  Bond Index Fund
Intermediate-Term   Corporate  Fund
Intermediate-Term   Tax-Exempt  Fund
Intermediate-Term  Treasury Fund
Limited-Term  Tax-Exempt  Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term  Corporate Fund*
Short-Term  Federal Fund
Short-Term  Tax-Exempt  Fund
Short-Term  Treasury Fund
State Tax-Exempt Bond Funds (California, Florida,
Massachusetts, New Jersey, New
York, Ohio, Pennsylvania)
Total Bond Market Index Fund*











MONEY MARKET FUNDS
-----------------------------------------------------
Admiral Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds
(California, New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
-----------------------------------------------------
Balanced  Portfolio
Diversified  Value Portfolio
Equity Income Portfolio
Equity Index  Portfolio
Growth  Portfolio
High-Grade  Bond  Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT  Index  Portfolio
Short-Term  Corporate  Portfolio
Small  Company  Growth Portfolio

*Offers Institutional Shares.

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

         Seven of Vanguard's nine board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

         Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

         The  list  below  provides  a  brief   description  of  each  Trustee's
professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN  C.  BOGLE  ?  (1967)   Founder,   Senior   Chairman  of  the  Board,   and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN ? (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN ?(1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY ? (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL ? (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. ? (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL ? (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. ? (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp. J. Lawrence Wilson ? (1985) Retired Chairman of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY v Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS v Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON v Legal Department.
ROBERT A. DISTEFANO v Information Technology.
JAMES H. GATELY v Individual Investor Group.
KATHLEEN C. GUBANICH v Human Resources.
IAN A. MACKINNON v Fixed Income Group.
F. WILLIAM MCNABB, III v Institutional Investor Group.
MICHAEL S. MILLER v Planning and Development.
RALPH K. PACKARD v Chief Financial Officer.
GEORGE U. SAUTER v Core Management Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

[SHIP]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q960-01/19/2000
(C) 2000 The Vanguard Group, Inc.

All rights reserved.
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